UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

FIRST COMMUNITY BANKSHARES, INC.

 (Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2021, First Community Bankshares, Inc. (the “Corporation”), at a regular meeting of its Board of Directors (the “Board”), increased the size of the Board to eight (8) members and appointed Dr. Beth A. Taylor to fill the vacancy created by that action. The appointment is effective January 1, 2022.

The Board has determined that Dr. Taylor is “independent” as defined under the listing rules of the NASDAQ Stock Market. There are no family relationships between Dr. Taylor and any director or executive officer of the Corporation. Further, Dr. Taylor is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K, and there was no arrangement or understanding between Dr. Taylor and any other person pursuant to which she was selected as a director.

As of the effective date, Dr. Taylor is entitled to receive compensation for her service on the Board that is consistent with the compensation received by the other non-employee members of the Board. A description of compensation for non-employee directors is included in the Corporation’s proxy statement on Schedule 14A for its 2021 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 16, 2021.

Dr. Taylor will also serve as a member of the board of the Corporation’s banking subsidiary, First Community Bank. Dr. Taylor has not yet been appointed to any committees of the Board.

The Corporation issued a press releases on December 17, 2021, announcing the appointment of Dr. Taylor to the Board. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(d) The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1 104	Press release dated December 15, 2021 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	December 17, 2021	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer